AMENDMENT NUMBER ONE

                  This Amendment Number One is dated as of August 1, 1997 and is to the Credit Agreement (the "Agreement") among Hardinge Inc. the Bank's signatory thereto and The Chase Manhattan Bank (National Association) (now The Chase Manhattan Bank) as Agent, and is dated as of February 28, 1996. Terms used but not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Credit Agreement.

                  The Credit Agreement shall be amended as follows:

                  1. The definition of "Agent Account" as set forth in Section
1.01 shall be amended in its entirety to read as follows:

                  "Agent Account" means account number 323-5-05074 maintained by the Agent and any other account designated by the Agent.

                  2. Section 1.01 shall be amended by adding the following definitions:

                  "Change in Control" means (a) except as to (i) officers and directors in office as of August 1, 1997, (ii) the Hardinge Inc. Pension Plan, Hardinge, Inc. Savings Plan, or other compensation plan of Borrower, and (iii) Chemung Canal Trust Company, the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and Rule 13d-5 of the Securities and Exchange Commission as in effect on the date hereof) of shares representing more than twenty-five (25%) of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower, or
                  (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the board of directors of the Borrower nor (ii) appointed by the directors so nominated.

                  "Earnings Before Interest, Taxes, Depreciation and Amortization" means Consolidated Net Income prior to the deduction of interest expense, prior to the deduction for federal, state or foreign corporate income and corporate franchise taxes and prior to the deduction for depreciation and amortization.

                  3. The definition of "Consolidated Tangible Net Worth" as set forth in Section 1.01 of the Agreement shall be amended in its entirety to read as follows:

                  "Consolidated Tangible Net Worth" means Net Worth prior to any cumulative foreign currency translation adjustments minus intangible assets.

                  4. The definition of "Margin" as set forth in Section 1.01 of the Agreement shall be amended in its entirety to read as follows:

                  "Margin" means for each Variable Rate Loan and Eurodollar Loan the lowest applicable margin on the table next following, computed commencing on August 1, 1997, based upon Borrower's financial statements for the immediately preceding four fiscal quarters for income statement items in the most recent fiscal quarter for balance sheet items, and adjusted thereafter on the first day of each Interest Period based on information for the immediately preceding four fiscal quarters for income statement items and the immediately preceding fiscal quarter for balance sheet items.

================================================================================
(a) Ratio of Funded Debt to           Variable Rate Loans     Eurodollar Loans
Earnings Before Interest, Taxes,
Depreciation & Amortization
================================================================================
Equal to less than 1.0                0 Basis Points          37.5 Basis Points
================================================================================
Greater than 1.0 and less than o      0 Basis Points          50 Basis Points
equal to 2.0
================================================================================
Greater than 2.0                      0 Basis Points          75 Basis Points
================================================================================

                  5. The definition of "Principal Reference Bank" as set forth in Section 1.01 of the Agreement shall be amended in its entire to read as follows:

                  "Principal Reference Bank" means The Chase Manhattan Bank, its successors and assigns.

                  6. The definition of "Reference Banks" as set forth in Section
1.01 of the Agreement shall be amended in its entirety to read as follows:

                  "Reference Banks" means The Chase Manhattan Bank and Marine Midland Bank.

                  7. Section 7.01 of the Agreement shall be amended by adding paragraph (h) as follows:

                  (h) Liens not exceeding $5,000,000.00 in the aggregate against personal property other than inventory and receivables.

                  8. The last paragraph of Section 7.05 of the Agreement shall be amended in its entirety to read as follows:

                  Notwithstanding   the  foregoing,   the  aggregate  amount  of
                  acquisitions (net of amounts paid for with the Borrower's stock) permitted under this section from and after the Effective Date shall not be greater than $15,000,000.00 in any consecutive twenty-four (24) month period without the prior written consent of the Required Banks.

                  9. Section 7.08 of the Agreement shall be amended in its entirety to read as follows:

                  Section 7.08. Guaranties. Become or permit any Subsidiary to become liable for or permit any of its property to become subject to any guaranty except guaranties given in connection with the sale, pledge or discounting of customer notes, provided that immediately after giving effect thereto the Borrower's aggregate liability under such guaranties (exclusive of guaranties to the Hardinge Inc. Pension Plan) does not exceed $11,000,000.00. Each guaranty permitted by this Section 7.08 must comply with the requirements of Section
                  8.01 (if and to the extent it is included among Consolidated Current Liabilities) and with the requirements of Section 8.03 (if and to the extent it is included in Funded Debt).

                  10. Section 8.01 of the Agreement shall be amended in its entirety to read as follows:

                  Section 8.01. Working Capital. The Borrower shall maintain at all times an excess of Consolidated Current Assets over Consolidated Current Liabilities of not less than $85,000,000.00.

                  11. The minimum Consolidated Tangible Net Worth required under
Section 8.02 of the Agreement shall be amended for the fiscal year ending December 31, 1997 and thereafter as set forth below opposite such fiscal year.

                     Fiscal Year Ending
                       December 31                    Amount

                          1997                      135,000.00
                          1998                      138,000.00
                          1999                      141,000.00
                          2000                      144,000.00
                          2001                      147,000.00
                          2002                      150,000.00

                  12. Section 8.03 of the Agreement shall be deleted and replace with the following:

                  Section 8.03. Funded Debt. Borrower shall maintain a ratio of Funded Debt to Earnings Before Interest, Taxes, Depreciation and Amortization of not greater than 2.5 to 1, measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months.

                  13. Section 8.04 of the Agreement shall be deleted and replaced with the following:

                  Section 8.04. Earnings. Borrower shall maintain a ratio of Earnings Before Interest, Taxes, Depreciation and Amortization to interest of not less than 3.0 to 1, measured as of the last day of each fiscal quarter for the immediately preceding twelve (12) months.

                  14. Section 8.05 of the Agreement shall be deleted in its entirety.

                  15. Section 9.01 shall be amended by adding subparagraph (i) as follows:

                  (i)  A Change in Control shall occur.

                  16. This Amendment Number One may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any parties hereto may execute this Amendment Number One by signing any such counterpart.

                  17. Other than as set forth in this Amendment the terms and conditions of the Agreement shall remain in full force and effect.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                      HARDINGE INC.

                                      By:   /s/ Robert E. Agan
                                          Robert E. Agan, Chairman of the Board
                                          and Chief Executive Officer

                                      AGENT:

                                      THE CHASE MANHATTAN BANK
                                      Successor to The Chase Manhattan Bank
                                      (National Association)

                                       By:  /s/ Christine M. McLeod
                                            Christine M. McLeod, Vice President

                                       BANKS:

                                       THE CHASE MANHATTAN BANK
                                       Successor to The Chase Manhattan Bank
                                       (National Association)

                                       By:   /s/ Christine M. McLeod
                                             Christine M. McLeod, Vice President


                                       THE CHASE MANHATTAN BANK
                                       f/k/a Chemical Bank

                                        By:  /s/ Christine M. McLeod
                                             Christine M. McLeod, Vice President


                                       MARINE MIDLAND BANK

                                       By:   /s/ David Brooks
                                             David Brooks, Vice President